UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 22, 2021

GAIA, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-27517	84-1113527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 West South Boulder Road, Louisville, CO 80027-2452
(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (303) 222-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GAIA	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on December 22, 2021, Gaia, Inc., a Colorado corporation (the “Company” or “Gaia”), entered into, and completed its acquisition of Yoga International Inc., a Delaware corporation (“YI”) pursuant to the previously disclosed Agreement and Plan of Merger (“Merger Agreement”), with YI, YI Merger Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub I”), and YI Merger Sub II, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”).  On the closing date, pursuant to the Merger Agreement, and upon the terms and conditions set forth therein, Merger Sub I merged with and into YI (the “First Merger”), with YI surviving the First Merger and continuing as a wholly owned subsidiary of the Company. Immediately following the First Merger, and as part of the same overall integrated transaction, YI merged with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Merger”), with Merger Sub II continuing as a wholly owned subsidiary of the Company.

This Amendment No. 1 to the Current Report on Form 8-K filed by the Company on December 23, 2021 (the “Original Form 8-K”) amends the Original Form 8-K to include the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b). Except as provided herein, the disclosures made in the Original Form 8-K remain unchanged.
Item 9.01	Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

The audited consolidated balance sheet of Yoga International, LLC and Subsidiary as of December 31, 2020, the related consolidated statements of operations and comprehensive income (loss), changes in members’ equity (deficit) and cash flows of Yoga International, LLC and Subsidiary for the year ended December 31, 2020 and the notes related thereto, together with the report thereon of WithumSmith+Brown, PC included in the audited consolidated financial statements, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited condensed consolidated balance sheet of Yoga International, Inc. and its subsidiaries as of September 30, 2021 and the related condensed consolidated statements of operations and comprehensive income (loss) and cash flows for the nine months ended September 30, 2021 and 2020, and the related notes thereto, are filed as Exhibit 99.2 hereto and are incorporated by reference.

(b)  Pro Forma Financial Information.

The unaudited pro forma combined statements of operations of Gaia, Inc. for the year ended December 31, 2020 and condensed combined statement of operations of Gaia, Inc. for the nine months ended September 30, 2021, the unaudited pro forma condensed combined balance sheet of Gaia, Inc. as of September 30, 2021, and the notes related thereto, are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of WithumSmith+Brown, PC relating to the financial statements of Yoga International, LLC

99.1	Audited Consolidated Financial Statements of Yoga International, LLC and Subsidiary as of and for the year ended December 31, 2020.

99.2	Unaudited Condensed Consolidated Financial Statements of Yoga International, Inc. and its subsidiaries as of and for the nine months ended September 30, 2021 and 2020.

99.3

Unaudited Pro Forma Combined Statement of Operations of Gaia, Inc. for the year ended December 31, 2020 and Condensed Combined Statement of Operations of Gaia, Inc. for the nine months ended September 30, 2021 and Unaudited Pro Forma Condensed Combined Balance Sheet of Gaia, Inc. as of September 30, 2021.

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIA, INC.

By:  /s/ Paul Tarell
        Name: Paul Tarell
        Title: Chief Financial Officer

Date: March 7, 2022